THIS LEASE made the         day of      , 2000



BETWEEN:


     SEEBROS HOLDINGS LTD., a company duly incorporated in accordance with the laws of the Province of British Columbia, having its registered office at 3290 Third Avenue, in the City of Port Alberni, in the Province of British Columbia V9Y 4E1

                                  (hereinafter called the "Landlord")
                                   OF THE FIRST PART

AND:

     THE FOREST INDUSTRY ONLINE INC., a company duly incorporated in accordance with the laws of the Province of British Columbia, having is registered office at 2000 - 595 Burrard Street, PO Box 49170, in the City of Vancouver, in the Province of British Columbia V7X 1R7

                                  (hereinafter collectively called the "Tenant")
                                   OF THE SECOND PART



     WHEREAS the Landlord is the registered owner of those lands and premises situate at 2480 Kenworth Road, in the City of Nanaimo, in the Province of British Columbia and legally described as:

         PID: 000-1340457
         Lot 1, Section 5, Wellington District, Plan 18905


                                  (herein called the "Lands")


     upon  which  Lands  are  situate  a  warehouse  and  office  building  (the
     "Building") having a rentable floor area of approximately Twenty-seven thousand eight hundred ninety (27,890) square feet.

1.   DEMISED PREMISES

1.01 Now therefore in consideration of the rents, covenants and agreements hereinafter reserved and contained on part of the Tenant to be paid, observed and performed, the Landlord does hereby demise and lease unto the Tenant, that portion of the Building more particularly described in Schedule "A" attached hereto and forming a part hereof, such portion and all of the equipment, fixtures, facilities thereof, including heating, plumbing, air-conditioning, alarm, mechanical and electrical systems, doors and floor coverings situate therein or thereon, being herein collectively referred to as the "Demised Premises".

2.   AREA OF DEMISED PREMISES

2.01 The Total Rentable Area will be determined according to the standard measurement approved from time to time by the Building Owners and Managers Association International (B.O.M.A.). Upon the written request of the Tenant the Landlord will, within sixty (60) days of receipt of such request, at the sole cost of the Landlord, provide the Tenant with an independent certificate of the Total Rentable Area of the Demised Premises according to the B.O.M.A. standards.

2.02 In the event that the Total Rentable Area is other than 4,000 square feet, then the Minimum Monthly Rent will be adjusted at a rate of $8.00 per square foot based on the difference between the Total Rentable Area and 4,000 square feet. Appropriate adjustments and payments will be made between the parties for any rent paid prior to the determination of the Total Rentable Area.

3.   TERM

3.01 The term of the Lease (the "Term") shall be One (1) year commencing on the 1st day of June, 2000 and terminating the 31st day of May 2001; subject to earlier termination in accordance with the provisions hereof.

4.   RENT

4.01 The Tenant will pay to the Landlord a minimum monthly rent ("Minimum Monthly Rent") of TWO THOUSAND SIX HUNDRED SIXTY SIX DOLLARS ($2,666.66) SIXTY SIX CENTS, payable monthly on the 1st day of each month, in advance from the date of commencement of the Term hereof.

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4.02 Wherever the word "Rent" is used in this Lease,  it shall  include  Minimum
     Monthly Rent and any other sum payable by the Tenant to the Landlord.

5.   SECURITY DEPOSIT

5.01 Upon execution of this Lease the Tenant shall deposit with the Landlord the sum of THREE THOUSAND FIVE HUNDRED ($3,500.00) DOLLARS as security for the performance by the Tenant of all the terms, covenants and conditions herein to be respectively paid, observed and performed by the Tenant, and if the Tenant shall breach any of such terms, covenants or conditions the Landlord may at its option appropriate and apply the said deposit, or so much thereof as may be necessary, to compensate the Landlord for loss or damage suffered or sustained by the Landlord arising out of or in connection with such breach by the Tenant. Any sum appropriated from the deposit in accordance with this paragraph shall be replaced by the Tenant within thirty (30) days of its appropriation. At the termination of this Lease such security deposit, or so much thereof as shall then remain in the Landlord's hands, shall be returned to the Tenant without interest. In the event of a sale, transfer or assignment of this Lease by the Landlord the Landlord may transfer such security deposit or so much thereof as shall then remain to the purchase, transferee or assignee and thereupon the Landlord shall be freed and discharged from any further liability in connection with such security deposit.

6.   PAYMENT OF RENT

6.01 The Tenant will pay the Rent to the Landlord at 4643 Gertrude Street, Port Alberni, BC Y9K 6K3 without notice or demand, and without any deduction, set-off, or abatement whatsoever, and all Rent payable to the Landlord shall bear interest at the rate of Twenty-four (24%) percent year
     (calculated at the rate of Two (2%) percent per month) from the date upon which it became payable by the Tenant until paid, together with all costs of collecting the same, including Landlord's legal costs or a solicitor and his own client basis.

7.   COMPLETION OF PREMISES

7.01 The Landlord will pay for any leasehold improvements up to a maximum of $12,000.00 including carpet, office, demising walls provided that such work is approved in advance by the Landlord.

7.02 The Landlord will allow the Tenant access to the Demised Premises in April, 2000 for the purpose of preparing the Demised Premises for occupancy by the Tenant.

7.03 The Tenant will install all wiring relative to their computer requirements at its sole cost.

7.04 In the event that the portion of the Demised Premises known as Unit 10 is not available for occupancy on May 1, 2000, the Minimum Monthly Rent will be apportioned and pro-rated to the date of actual possession.

8.   ASSIGNMENT AND SUB-LETTING

8.01 The Tenant may sub-let all or any portion of the Demised Premises without the prior written consent of the Landlord. Provided that no sub-lease shall in any manner relieve or release the Tenant from its obligations hereunder.

9.   MANNER OF USE

9.01 The Demised Premises shall be used by the Tenant for the purpose of a computer services company and for no other purpose without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.

9.02 The Tenant shall not at any time use, exercise or carry on or permit or suffer to be used, exercised or carried on in or upon the Demised Premises, the Lands, or any part thereof, any or permit any act, matter, or thing whatsoever at any time during the Term hereof to be done in or upon the Demised Premises or the Lands or any part thereof which shall or may be, or grow to be an annoyance, nuisance, grievance, or cause damage or disturbance to persons occupying the Building, the Lands or to the owners of the adjoining lands and properties.

9.03 The Tenant shall at all times and in all respects in regard to the Demised Premises and the Lands strictly conform to all by-laws of the City of Nanaimo and all legal requirements whatsoever relating to the use or occupation of the Lands or Demised Premises or the business carried on thereon or therein, whether imposed by municipal, provincial or federal authority, or otherwise.

9.04 The Tenant shall not, without the prior written consent of the Landlord, conduct or advertise on or from or pertaining to the Demised Premises any auction or closing out or bankruptcy or other similar bulk sale or conduct a wholesale or discount business; nor, will the Tenant grant any concession, licence or permission to any third party to sell or take orders for merchandise or services in the Demised Premises, nor will the Tenant use promotional or advertising media such as loud speakers, phonographs, signs, posters, broadcasts or telecasts in a manner seen or heard outside the Demised Premises.

9.05 The Tenant shall not do, suffer, omit or permit anything to be done or omitted upon the Demised Premises, the Lands or any part thereof which shall cause the insurance upon the Demised Premises or the Building to be cancelled or the rate of insurance upon the Demised Premises or the

     Building to be increased; if the rate of insurance on the Building or the Demised Premises shall be increased by reason of the use made of the Demised Premises or by reason of anything done or omitted, suffered or permitted to be done or omitted by the Tenant or by anyone permitted by the Tenant to be upon the Demised Premises, the Tenant will pay to the Landlord the amount of such increase forthwith upon demand therefore.

10.  COMMON AREAS

10.01 The Tenant shall comply with all such reasonable rules and regulations as may from time to time be promulgated by the Landlord and relate to use by tenants of the Building or the common areas thereof and the parking and access areas adjacent thereto. The tenant and its employees, guests, invitees and licencees will park their motor vehicles only in those portions of the parking area on the Lands designated by the Landlord.

11.  TENANT'S DIRECT COSTS

11.01 The Tenant shall pay and discharge as and when the same become due and payable:

     a. all business and other taxes, charges, duties, rates, licence fees and assessments levied in respect of the Tenant's occupancy of the Demised Premises or in respect of the personal property or business of the Tenant thereon;

     b. all costs, charges and expenses for light and power, gas, telephone, waste removal, and all other utilities, except water, or services supplied to or used in or about the Demised Premises;

     c.   all  costs,   charges,  and  expenses  incurred  or  payable  for  the
          maintenance or repair of the Demised Premises;

     d. except as hereinafter provided, all accounts for labour or material done or supplied for improvements, installations, partitions and fixtures, maintenance and repairs or other work done by the Tenant in or on the Demised Premises;

     e. the cost of all insurance to be maintained by the Tenant pursuant to the provisions hereof;

     f.   the tax payable under the Excise Tax Act in respect of Rent;

and on default of payment of such amounts by the Tenant, the Landlord shall have the right to remedy such default and immediately collect the same, together with a Management Fee of five (5%) percent, as Rent.

12.  PARKING

13.01Except to the extent that such loss or damage is caused by the Landlord or its employees, servants or agents, the Landlord shall not be liable to the Tenant for loss or damage to any automobiles or their contents or for the unauthorized use by other tenants or strangers of parking stalls allotted to the Tenant, but the Tenant's rights shall be against the person or persons causing such damage or occupying such parking stalls.

13.  INDEMNITY

13.01 The Landlord shall not be responsible in any way for any injury to any person or for any loss of or damage to any property belonging to the Tenant or to employees, invitees or licensees of the Tenant while such person or property is in, on or about the Building, the Lands or the Demised Premises including, without limiting the foregoing, any loss of or damage to any property caused by theft or breakage, or by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or any adjacent or neighboring lands or from the water, steam or drainage pipes or plumbing works thereof or from any other quarter or from any loss or damages caused by or attributable to the condition or arrangement of any mechanical, plumbing, heating, electrical or other wiring or any indirect business or economic loss, whatsoever caused or for any other loss whatsoever of the Tenant with respect to the Demised Premises and the business of the Tenant carried on therein howsoever caused, all except to the extent that such loss or damage is caused by or contributed to by the negligence of the Landlord or its employees, servants or agents.. The Tenant shall indemnify and save the Landlord harmless of, from and against any and all loss, costs, claims or demands in respect of any injuries, loss or damage referred to in this paragraph.

14.      TENANT'S INSURANCE

14.01 The Tenant shall, during the Term of this Lease, at its sole cost, take out and keep in force,

     a. insurance upon property of every kind owned by the Tenant (or for which the Tenant is responsible) or installed by or on behalf of the Tenant, which is located in the Demised Premises, including without limitation the furniture, trade fixtures, inventory, equipment and anything else on the Demised Premises not belonging to the Landlord. Such insurance shall be in an amount not less than the full replacement cost thereof, with coverage against at least, but not limited to, the perils of fire and all risk;

     b. public liability and property damage insurance including personal liability insurance and tenant's legal liability insurance, with respect to the Demised Premises and the Tenant's use of the Lands and Building. Such policy shall be for an amount not less than $1,000,000.00 for any one occurrence or claim, or such higher amount as the Landlord, acting reasonable, requires from time to time and shall include the Landlord as an Additional Insured and shall protect the Landlord in respect of claims by the Tenant as if the Landlord were separately insured; and

     c. any other form of insurance as the Tenant or the Landlord, acting reasonably, requires from time to time, in amounts and for such risks against which a prudent tenant would insure.

14.02 All policies shall be taken out with insurers acceptable to the Landlord and shall be in a form satisfactory to the Landlord. All policies shall contain an undertaking by the insurer to notify the Landlord in writing not less than thirty (30) days prior to any material change, cancellation or termination thereof. All policies shall contain a release of any rights of subrogation which the insurer may have against the Landlord, the employees and agents of the Landlord, and against those for whom the Landlord is responsible.

14.03 The Tenant agrees that certificates of such policies will be delivered to the Landlord on or before the commencement date of this Lease, and evidence of renewal or copies of replacement policies, acceptable to the Landlord, will be delivered at least ten (10) days prior to expiry of any policy.

14.04 If the Tenant shall fail to take out, renew and keep in force such insurance, or if the policies or other evidence required by the Landlord are unacceptable or are not submitted, then the Landlord may give the Tenant written notice requiring compliance with this paragraph. If the tenant does not, within 72 hours, (or such lesser period specified by the Landlord in a situation of urgency) provide the policies or evidence requested, the Landlord may (but shall not be obliged to) obtain some or all of the coverage which the Tenant has failed to obtain, without prejudice to any other rights of the Landlord under this Lease or otherwise. The Tenant shall pay all premiums and other expenses incurred by the Landlord in that connection immediately upon demand, and such amount shall be considered as Rent.

15.  MAINTENANCE AND REPAIR

15.01 The Tenant shall keep the Demised Premises (including all Leasehold Improvements, but excluding structural elements) and, on the termination of this Lease, leave the Demised Premises and the areas adjacent thereto and everything appurtenant thereto in a clean and tidy condition and in good and tenantable repair, reasonable wear and tear only excepted.

15.02 If any part of the Lands or the Building, including the systems for interior climate control or for the provision of utilities becomes out of repair, damaged or destroyed through the negligence or misuse of the Tenant or its employees, invitees or others under its control, the expense of repairs or replacements necessitated thereby shall be reimbursed to the Landlord immediately upon demand, and shall be recoverable by the Landlord as Rent.

15.03 The Tenant shall permit the Landlord and it's agents to enter upon the Demised Premises at all reasonable times (and at any time in case of emergency), for the purpose of viewing the condition thereof and the Tenant shall execute forthwith all reasonable repairs and works required to be done by written notice given by or on behalf of the Landlord. If the Tenant shall not, within thirty (30) days after service of such notice, commence and proceed diligently with the execution of the reasonable repairs and works mentioned in such notice, it shall be lawful for the Landlord to enter upon the Demised Premises and execute such repairs and works, and the cost thereof shall be immediately payable by the Tenant upon demand, and shall be recoverable by the Landlord as Rent.

15.04 The Tenant shall permit the Landlord or its agents to enter upon the Demised Premises at any reasonable time and from time to time for the purpose of inspecting and of making repairs, alterations, or improvements to the Demised Premise or to the Building, and the Tenant shall not be entitled to compensation for any reasonable inconvenience, nuisance or discomfort occasioned thereby. The Landlord agrees to use his best efforts to cause as little inconvenience, nuisance or discomfort for as short a period as possible.

15.05 The Tenant shall not permit, suffer or allow any waste or damage, disfiguration, or injury to the Demised Premises or the fixtures or equipment therein, or overloading of the floors thereof.

15.06 The Landlord, by giving written notice to the Tenant before the expiry of this Lease, any require the Tenant to restore the Demised Premises to the condition as they were in at the commencement of this Lease, or before any alterations, improvements or addtitions had been made by the Tenant.

15.07 At the expiration or sooner termination of this Lease, the Tenant may remove its trade fixtures, machinery and equipment; PROVIDED HOWEVER that no trade fixtures, machinery or equipment will, except in the ordinary course of business, be removed from the Demised Premises during the Term without the written consent of the Landlord, such consent not to be unreasonably withheld.

16.  ALTERATIONS

16.01 Should the Tenant desire any alterations from, or additions or improvements to the Demised Premises, or any portion thereof, the Tenant shall make them at its sole and entire expense and risk, using labour approved by the Landlord, provided, however, that the Tenant shall previously submit at its expense to any architect or other expert satisfactory to the Landlord, full written data, plans and other specifications pertaining thereto, and shall previously obtain the specific written consent of the Landlord for such purpose, the granting of such consent not to be unreasonably withheld. Any alterations, additions, improvements or installations when so made shall become the property of the Landlord, and shall not be removed without the written consent of the Landlord. Should it be necessary for the Landlord to restore the Demised Premises to their original condition, any amount spent by the Landlord in so doing shall be recoverable from the Tenant.

17.  SIGNS

17.01 The Tenant shall not without having first obtained the written consent of the Landlord erect, paint, or display signs, or maintain, alter, change or remove existing signs on the exterior or interior of the walls or on the roof of the Building. Any signs of the Tenant shall be dignified in appearance and shall comply with the lawful requirements of municipal and governmental authorities. They shall remain the property of the Tenant and shall be removed by the Tenant upon the termination of this Lease, and upon the removal of any such signs the Demised Premises and the Building shall be restored to their original condition at the sole expense of the Tenant except for reasonable wear and tear.

18.  INSPECTION

18.01 The Tenant shall at the request of the Landlord allow such person or persons as may wish to inspect the Demised Premises to visit and inspect the same at all reasonable hours, and shall also permit notice of letting, sale or other notices to be put in a conspicuous place on the Demised Premises during the last six (6) months of the Term and will not deface or remove or allow the said notice to be defaced or removed.

19.  GLASS

19.01 The Tenant shall replace immediately any damaged plate or other glass in the windows or doors of the Demised Premises and in the event that any such plate or other glass is replaced by the Landlord, the Tenant shall pay to the Landlord forthwith on demand the cost of replacing such plate or other glass.

20.  WASTE REMOVAL

20.01 The Tenant shall be responsible for properly packaging all waste material in plastic bags or similar containers so as to not allow odors or breakage to occur. If the Landlord deems it necessary or if the Tenant requires additional removal of waste above the standard waste removal service provided by the Landlord for the Building, then this additional waste removal shall be at the Tenant's expense.

21.  ACCEPTANCE

21.01 The Tenant acknowledges that the Landlord does not in any way warrant the condition or efficiency of the Demised Premises, its suitability for its intended or any use, or any of its facilities. The Tenant by taking possession of the Demised Premises shall be conclusively deemed to have examined the Demised Premises and to have found them in order and such taking of possession shall be conclusive evidence against the Tenant that when possession was taken the Demised Premises were in good, tenantable and satisfactory condition.

22.  DAMAGE TO PREMISES

22.01 In the event that the Demised Premises are damaged by fire or other casualty insured against by the Landlord so as to render the Demised Premises partially or wholly unfit for occupancy:

     a. if, in the opinion of the Landlord, the damage cannot reasonably be repaired within one hundred eighty (180) days after the date thereof, the Landlord may terminate this Lease as of the said date by notice to the Tenant given within forty-five(45) days after such damage, and in that case the Tenant shall immediately surrender the Demised Premises to the Landlord and shall pay all Rent accrued to the date the damage occurred, but shall not be entitled to any damages or compensation; or

     b. if, in the opinion of the Landlord the damage can reasonably be repaired within one hundred eighty (180) days after the date thereof, or if the Landlord shall not have given notice of termination pursuant to the provisions of clause (a), the Landlord shall forthwith commence and carry out with due diligence the repair thereof, and this lease shall continue in full force and effect save that the Rent hereby reserved shall abate proportionately, having regard to such part of the Demised Premises as has been rendered unfit for occupancy until those repairs which are the responsibility of the Landlord, have been completed.

23.  ENVIRONMENTAL CONTAMINANTS

23.01 For the purposes of this paragraph, the meaning of "contaminant or contaminants" includes:

     (a) a substance that constitutes or will constitute a significant danger to human health or the environment;

     (b) "waste" as defined in the Waste Management Act, R.S.B.C. 1996, c.482 and amendments hereto and any enactment passed in substitution therefore or in replacement thereof;

     (c) any substance listed in the schedules to the Canadian Environmental Assessment Act, S.C. 1994 and amendments thereto and any enactment passed in substitution therefore or in replacement thereof; and

     (d) any product or substance listed in the schedules to the Hazardous Products Act, R.S.C. 1985, c. H-3 and amendments thereto and any enactment passed in substitution therefore or in replacement thereof.

23.02 The Tenant shall not use the Demised Premises, or permit them to be used to generate, manufacture, refine, treat, transport, store, handle, dispose, transfer, produce or process contaminants except in compliance with all laws, regulations or orders whether imposed by municipal, provincial, federal or other lawful authority.

23.03 The Tenant shall not dispose of any contaminants on the Demised Premises, the Building or the Lands, except in compliance with all laws, regulations or orders whether imposed by municipal, provincial, federal or other lawful authority.

23.04 At the expiration or sooner termination of this Lease the Demised Premises shall not contain any contaminant deposited, added, emitted or discharged by the Tenant, its officers, agents and employees.

23.05 If as a result of a breach of this Lease by the Tenant, the Landlord is required to clean up the Demised Premises, the Building or the Lands or take any other corrective or remedial work in compliance with any laws, regulations or orders regarding contaminants whether imposed by municipal, provincial or federal or other lawful authority the Tenant shall forthwith upon written notice reimburse and indemnify the Landlord for the costs of such work.

24.  DEFAULT

24.01 In the event that default is made in payment of Rent or any part thereof and such default continues for ten (10) days after notice of the default is delivered to the Tenant or in the case of non-observance or non-performance on the part of the Tenant of any covenant, condition, restriction or stipulation herein contained or implied, which ought to be observed or performed by the Tenant and which has not been expressly waived in writing by the Landlord and which continues for thirty (30) days after notice of such non-observance or non-performance is given or such lesser period as is specified in the event of an emergency the Landlord may, at its option, cancel this Lease by written notice to the Tenant. In such case, all rights and interest hereby created or then existing in favour of the Tenant or derived under this Lease shall thereupon cease and determine and the Landlord may re-enter the Demised Premises and change door locks and have again, re-possess and enjoy the same as of its former estate, anything herein to the contrary notwithstanding. Provided however, that in the case of such cancellation and re-entry, the Tenant shall continue to indemnify the Landlord and shall continue to be liable to pay, and the. Landlord shall have the same remedy for the recovery of, any Rent then due or accruing due as if this lease had not been cancelled but remained in force and effect, and further that any right or action of the Landlord against the Tenant in respect of any antecedent breach of any of the provisions hereof shall not hereby the prejudiced.

25.  OVERHOLDING

25.01 If the Tenant shall continue to occupy the Demised Premises after the expiration of this Lease with or without the consent of the Landlord, and without any further written agreement, the Tenant shall be a monthly tenant at the Minumum Monthly Rent and on all other terms and conditions herein set forth except as to length of tenancy, and any option to renew, which may be contained herein.

26.  BANKRUPTCY OR SEIZURE

26.01 If without the written consent of the Landlord the Demised Premises shall remain vacant or not used for a period of fifteen (15) days or be used by any person other than the Tenant or for any other purpose than that for which the same were let, or in case the Term hereof or any of the goods and chattels of the Tenant shall be at any time seized in execution or attachment by any creditor of the Tenant, or the Tenant shall make an assignment for the benefit of creditors or any bulk sale or become bankrupt or insolvent or take the benefit of any act now or hereafter in force for bankrupt or insolvent debtors, or if any order shall be made for the winding up of the Tenant, then, in any such case, this Lease shall, at the option of the Landlord, cease and determine and the Term shall immediately become forfeited and void and the Rent for that month and for the next-ensuing three months shall immediately become due and payable and the

     Landlord may re-enter and take possession of the Demised Premises as though the Tenant or other occupant or occupants of the Demised Premises was or were holding-over after the expiration of the Term without any right whatever.

27.  RIGHT OF RE-ENTRY

27.01 Subject to the prior provisions of paragraph 26.01 hereof, upon the Landlord becoming entitled to re-enter upon the Demised Premises under any of the provision of this Lease, the Landlord, in addition to all other rights, shall have the right to enter the Demised Premises as the agent of the Tenant either by force or otherwise, without being liable for any prosecution therefore, and to re-let the Demised Premises as the agent of the Tenant, and to receive the Rent therefore and, as the agent of the Tenant, to take possession of any furniture or other property on the Demised Premises and to sell the same by public or private sale without notice and to apply the proceeds of such sale and any rent derived from re-letting the Demised Premises upon account of the Rent payable under this Lease, and the Tenant shall be liable to the Landlord for the deficiency, if any.

28.  REMEDIES

28.01 Any future, equipment, trade fixtures or other goods left on the Demised Premises, the Building, or the Lands by the Tenant who has abandoned or vacated the Demised Premises may be disposed of by the Landlord for a price (if any) that the Landlord considers acceptable, and the Landlord shall not be considered to be a bailee, or a `warehouseman', within the meaning of the Warehouse Lien Act of British Columbia. The Tenant waives the benefit of any law, present or future, which provides that any notice of, or period of notice of, the sale or other disposition, be given to the Tenant.

28.02 The amount referred to in the next preceding paragraph or any Rent, or interest thereon, payable by the Tenant shall be recoverable by all remedies available to a Landlord for the recovery of rent in arrears.

29.  ABANDONED GOODS

29.01 Any future, equipment, trade fixtures or other goods left on the Demised Premises, the Building, or the Lands by the Tenant who has abandoned or vacated the Demised Premises may be disposed of by the Landlord for a price (if any) that the Landlord considers acceptable, and the Landlord shall not be considered to be a bailee, or a `warehouseman', within the meaning of the Warehouse Lien Act of British Columbia. The Tenant waives the benefit of any law, present or future, which provides that ny notice of, or period of notice of, the sale or other disposition, be given to the Tenant.

30.  LANDLORD'S COVENANTS

30.01 The Landlord   undertakes  to  ensure  that  the  following  services  are provided:

     (i) the repair and maintenance of the structure of the building, including the exterior walls, roof, roof membrane, pipes, plumbing, electrical wires, installations of a structural or mechanical nature, including the heating and air-conditioning systems, that are installed or supplied as a fixture of the building by the Landlord;

     (ii) all risks building insurance;

31.  QUIET POSSESSION

31.01 Upon the Tenant paying the Rent and performing and observing the terms, covenants and conditions herein, and subject to the provisions of this Lease, the Tenant shall and may peaceably and quietly enjoy the Demised Premises for the Term hereby granted without any interruption, hindrance or disturbance by the Landlord or any other person or persons claiming under it.

32.  STRUCTURAL REPAIRS

32.01 Notwithstanding anything contained in this Lease the Landlord shall be responsible for the repair and maintenance of the columns, beams, joists, floor slabs, footings and foundation of the building and repairs to the roof, roof membrane and heating and air conditioning systems of a capital nature.

33.  NOTICE TO LANDLORD

33.01 The Tenant shall cause the Landlord to be notified immediately upon the Tenant becoming aware of any defect in the Demised Premises or the Building or any other condition which may cause injury to the Demised Premises, and the Tenant may serve upon the Landlord a notice in writing advising of any defect.

34.  IMPOSSIBLITY OF PERFORMANCE

34.01 Whenever and to the extent that the Landlord shall be unable to fulfill, or shall be delayed or restricted in the fulfillment of any obligation hereunder, in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfill such obligation or by reason of any statute, law or order in council or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administrator, controller or board or any governmental department or officer or other authority, or by reason of any other cause beyond its control whether of the foregoing character or not, the Landlord shall be relieved from the fulfillment of such obligation and the Tenant shall not be entitled to compensation for any loss, damage, inconvenience, nuisance or discomfort thereby occasioned.

35.  LIMITATION OF LANDLORD LIABILITY

35.01 Notwithstanding anything herein contained, there shall be no abatement from or reduction of the Rent due hereunder, nor shall the Tenant be entitled to damages, costs, losses, expenses or indemnity from the Landlord, regardless of the cause or reason therefore, on account of partial or total failure of, damage caused by lessening of supply of, or stoppage of heat, electric power, water, plumbing, sewage or any other service, nor on account of the making of alterations, repairs, improvements or structural changes to the Building, or any thing or service therein or thereon or contiguous thereto, provided the same shall be made with the Landlord using his best efforts to do the required work in as short a time as possible.

36.  GUARANTEE - Deleted

37. OPTION TO RENEW

38.01 The Landlord covenants with the Tenant that if the Tenant fully and regularly pays the said Rent and other monies payable hereunder and performs all and every of the covenants, provisions and agreements hereunder and on the part of the Tenant to be observed and performed, the Tenant shall have the option of extending this Lease for one additional term from a minimum of one (1) year to a maximum of five (5) years; PROVIDED HOWEVER that the Tenant shall notify the Landlord in writing of its desire to extend at least six (6) months before the expiration of the initial Term. The extension shall contain all covenants, provisions and agreements contained in the Lease with the following exceptions:

     a.   The Minimum Monthly rent for the renewal period will be as follows:

          i) "Index" means the all items Consumer Price Index for Vancouver as published by Statistics Canada under the authority of the Statistics Act;

          ii) "Base Index" means the index which is published for the month nearest May 1, 2000, but whenever the index is adjusted to reflect a new time for content basis with a resulting percentage adjustment being made in the figures for that Index a corresponding percentage adjustment shall be made in the Bas Index.

          iii) The Minimum Monthly Rent will be adjusted on the 1st day of May in each year of the renewal term (the "adjustment date") commencing May 1, 2001 to an amount equal to the Minimum Monthly Rent increased by a sum equal to the Index published nearest to the adjustment date divided by the Base Index for the renewal term, such rent to be paid in equal monthly installments and subject to the same covenants and provisos as are herein contained.

          iv) If the Index is not in existence at the time any increase is to be computed, the Landlord and the Tenant will utilize such then Index published by the federal government as shall be most similar thereto and consistent with the intent to adjust the Minimum Monthly Rent in accordance with changes, if any, in the "cost of living" which has accrued during the applicable period.

          v) Pending determination of the Minimum Monthly Rent for each year of the renewal term, the Minimum Monthly Rent for the previous year shall be paid by the Tenant to the Landlord on account of the rent being determined and upon determination of the rent payable for a year, adjustments and appropriate payments shall be immediately affected between the parties with regard to any monies paid on account of the rent for the year that has been determined.

     b.   There shall be no further right of extension

38.  EXPROPRIATION

38.01 If at any time during the Term of this Lease the whole or a portion of the Building (whether or not including the Demised Premises) are expropriated by right or exercise by any competent authority of powers of expropriation, the parties hereto shall each be entitled to separately advance their claims for compensation for the loss of their respective interest in the Demised Premises and shall be entitled to receive and obtain such compensation as may be awarded to each respectively. If an award of compensation made to the Landlord specifically includes an award for the Tenant and/or if an award of compensation made to the Tenant specifically includes an award for the Landlord, the parties will account therefore to each other. Upon termination of the Lease by expropriation or other operation of law, the Tenant will forthwith pay the Landlord the Rent and all other charges which may be due to the Landlord up to the date of such termination. The Tenant will have no claims upon the Landlord up to the date of such termination. The Tenant will have no claim upon, the Landlord for the value of its property expropriated or the unexpired Term of this Lease, or for any other damages, costs, losses or expenses whatsoever. The Landlord and the Tenant agree to co-operate one with the other in respect of any expropriation of all or any part of the Demised Premises or the Building, so that each may receive the maximum award in the case of any expropriation to which they are respectively entitled in law.

39.  WAIVER

39.01 No waiver on behalf of the Landlord of any breach of any of the provisions hereof, expressed or implied, shall take effect or be binding upon the Landlord unless the same be in writing under the authority of the Landlord, and any waiver so expressed shall extend only to the particular breach so waived and shall not limit or affect the Landlord's rights with respect to any other or future breach. All rights and remedies of the Landlord hereunder shall be deemed to be cumulative and not alternative.

40.  SUBORDINATION

40.01 Upon request of the Landlord, the Tenant will postpone and subordinate its rights hereunder to any mortgage or motgagee charges, leases on sale and lease back transactions, deeds of trust or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Building; and to all advances made or hereafter to be made upon the security thereof, No subordination by the Tenant shall have the effect of permitting the holder of any mortgage, Lien, or other security to disturb the occupation and possession by the Tenant of the Demised Premises, provide that the Tenant shall perform all of the terms, covenants and agreements contained in this Lease.

40.02 The Tenant shall, on request from the Landlord, provide to the Landlord and Estoppel Certificate in the form submitted by the Landlord. Such Estoppel Certificate is to be provided within ten (10) days after request therefore.

41.  TIME OF ESSENCE

41.01 Time shall be of the essence of this Lease

42.  NOTICES

42.01 Any notice, request or demand herein provided for or contemplated shall be in writing and sufficiently given if personally served upon the party for whom such notice was intended, or if mailed by double registered mail postage prepaid addressed,

In the case of the Landlord to it at:

         c/o Badovinac, Scoffield & Mosley
         3290 Third Avenue
         Port Alberni, BC
         V9Y 4E1

And in the case of the Tenant, to it at:

2000 Burrard Street, PO Box 49170
Vancouver, BC  V7X 1R7

42.02 All notices given as aforesaid shall be conclusively deemed to have been given, and received by the party to whom such notice was directed, on the second business day (excluding Saturdays and Sundays) following the day on which such notice was mailed as aforesaid, or on the day on which such notice is personally served, but if a mail strike, slow down, or other labour dispute which might adversely affect the deliver of notice by the mails is in existence or arises between the time of mailing and the actual receipt of a notice, then such notice will only be effective if actually delivered.

42.03 Either party hereto may at any time give notice in writing to the other of any change of address and thereafter all notices shall be mailed to the new address no notified.

43.  BINDING EFFECT

43.01 This Lease and everything herein contained shall extend to, bind and ensure to the benefit of the Landlord and the Tenant and their respective administrators, successors and authorized assigns.

44.  GOVERNING LAW

44.01 This Lease shall be construed in accordance with the laws of the Province of British Columbia and any litigation arising herefrom shall be conducted and carried out in the said Province.

45.  INTERPRETATION

45.01 Wherever the singular, neuter, or a gender is used in this Lease, the same shall be construed as including the plural or masculine, feminine, neuter or body corporate where the context or the parties hereto so require.

46.  HEADINGS

46.01 The headings herein form no part of this Lease and shall be deemed to have been inserted for convenience of reference only.

47.  ENTIRE AGREEMENT

47.01 This Lease contains the entire agreement between the parties which is admitted so that they shall be forever estopped from asserting to the contrary that there is any representation, condition precedent or warranty whatsoever to this Lease. Provided that the provisions of the offer to lease made by the Tenant to the Landlord in respect of the Demised Premises shall survive the execution of this Lease, and execution hereof by the Tenant shall constitute an acknowledgement from the Tenant that the Landlord's obligations have been fully performed and satisfied except to the extent stated herein. Delivery of an unsigned copy of this Lease to the Tenant, notwithstanding insertion of all particulars in the Lease and presentation of any cheque or acceptance of any monies by the Landlord given by the Tenant as a deposit, does not constitute an offer by the Landlord and no contractual or other legal rights shall be created between the parties hereto until this Lease has been fully executed by both parties and delivery has been made of an executed copy of this Lease by the Tenant.

48.  SEVERABILITY

48.01 If any provision of this Lease or the application thereof to any person or circumstance is invalid or unenforceable to any extent, the remainder of this Lease and the application of such provision to any other person or circumstance will not be affected or impaired thereby and will be valid and enforceable to the extent permitted by law.

49.  ACCEPTANCE

49.01 The Tenant does hereby accept this Lease of the Demised Premises, to be held by the Tenant as tenant and subject to the conditions, restrictions and covenants above set forth.

         IN WITNESS WHEREOF the parties hereto have executed this Lease as of the day and year first above mentioned.


         SIGNED SEALED AND DELIVERED            )
         By the Landlord in the presence of:    ) SEEBROS HOLDINGS LTD.
         NAME:                                  ) by its authorized signatories:
                --------------------------------
                                                )
         ADDRESS:                               )
                   -----------------------------
                                                )
         CITY:                                  )
                --------------------------------)
         OCCUPATION:                            )
                      --------------------------


         SIGNED SEALED AND DELIVERED            )
         By the Tenant in the presence of:      ) THE FOREST INDUSTRY
                                                ) ONLINE INC.
         NAME:                                  ) by its authorized signatories:
                --------------------------------
                                                )
         ADDRESS:                               )
                   -----------------------------
                                                )        David McNaught
         CITY:                                  )
               ---------------------------------
                                                )
         OCCUPATION:                            )
                      --------------------------
                                                )        Joe Perraton



                                                         Marc Ralph White